IRREVOCABLE PROXY

     The undersigned stockholder of Kenactiv Innovations Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Christopher E. Galvin and Cameron Adair, and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to (i) the shares of capital stock of the Company owned by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of capital stock of the Company which the undersigned may acquire after the date hereof until such time as this Proxy terminates in accordance with its terms.  (The shares of the capital stock of the Company referred to in clauses (i) and (ii) of the immediately preceding sentence are collectively referred to as the "Shares.")  Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and no subsequent proxies will be given with respect to any of the Shares.

     This proxy is irrevocable, is coupled with an interest and is granted in consideration of the undersigned stockholder entering into the Share Exchange Agreement, dated as of the date hereof, between the undersigned stockholder and the Company (the "Share Exchange Agreement"). Capitalized terms used but not otherwise defined in this proxy have the meanings ascribed to such terms in the Share Exchange Agreement.

     The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the exchange referenced in Section 7.1(b) of the Exchange Agreement is completed (the “Expiration Date”) at any meeting of the stockholders of the Company, however called, and at any adjournment thereof, or in any written action by consent of stockholders of the Company, with respect to any action.

        Any obligation of the undersigned hereunder shall be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Shares).

     This proxy shall terminate upon the Expiration Date.

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(1)

Dated:  January 24, 2013

Organic Plant Health, Inc.

By: /s/ William Styles

Name: William Styles

Title: Chief Executive Officer

Number of Shares of Company

Common Stock:   50,000,000